UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2006
 Date of Report (Date of earliest event reported)

KYPHON INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49804	77-0366069
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1221 Crossman Avenue
Sunnyvale, California 94089
(Address of principal executive offices)

(408) 548-6500
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 27, 2006, the Company issued a press release announcing its first quarter 2006 financial results. The full text of the press release is attached hereto as Exhibit 99.1. The information contained in this Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.
Exhibit No.	Description
99.1	Press Release, dated April 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2006

KYPHON INC.

By: /s/ Richard W. Mott

Richard W. Mott
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated April 27, 2006.